SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: OCTOBER 29, 1999

                DATE OF EARLIEST EVENT REPORTED: OCTOBER 22, 1999

                         COMMISSION FILE NUMBER 0-28840

                                 IMRGLOBAL CORP.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

         FLORIDA                                         59-2911475
-------------------------------              ----------------------------------
(State or Other Jurisdiction of             (I.R.S. Employer Identification No.)
Incorporation or Organization)

                            100 SOUTH MISSOURI AVENUE
                            CLEARWATER, FLORIDA 33756
               ---------------------------------------------------
              (Address of Principal Executive Offices and Zip Code)

                                 (727) 467-8000
               --------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
                          ------------------------------
                         (Former Name or Former Address,
                          if Changed Since Last Report)


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ITEM 5. OTHER EVENTS

        On October 22, 1999, IMRglobal issued a press release announcing an accounting change from pooling to purchase for two prior 1999 mergers, Board authorization for stock buyback and the restructuring of the Fusion transaction. The press release is attached as an exhibit and is incorporated by reference to this filing.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits

            NUMBER            DESCRIPTION
            ------            -----------
             99.1      Press release dated October 22, 1999.


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    IMRGLOBAL CORP.

Date    OCTOBER 29 , 1999           /s/ SATISH K. SANAN
        -----------------           -----------------------
                                    Satish K. Sanan
                                    Chief Executive Officer



Date    OCTOBER 29, 1999            /s/ ROBERT M. MOLSICK
        ----------------            -----------------------
                                    Robert M. Molsick
                                    Chief Financial Officer

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